MFS(R) VARIABLE INSURANCE TRUSTSM


                          MFS(R) EMERGING GROWTH SERIES
                       MFS(R) CAPITAL OPPORTUNITIES SERIES
                             MFS(R) RESEARCH SERIES
                          MFS(R) INVESTORS TRUST SERIES
                          MFS(R) MID CAP GROWTH SERIES
                           MFS(R) NEW DISCOVERY SERIES
                      MFS(R) INVESTORS GROWTH STOCK SERIES
                           MFS(R) TOTAL RETURN SERIES
                             MFS(R) UTILITIES SERIES
                            MFS(R) HIGH INCOME SERIES
                        MFS(R) GLOBAL GOVERNMENTS SERIES
                           MFS(R) GLOBAL EQUITY SERIES
                               MFS(R) BOND SERIES
                           MFS(R) MONEY MARKET SERIES
                               MFS(R) VALUE SERIES


  Supplement to the Current Prospectus and Statement of Additional Information
                               (the "SAI") Part I

For the MFS Mid Cap Growth Series, effective immediately, the "Principal Investment Practices" and "Principal Risks" sections of the prospectus are revised to include the following:

     o The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The series may also engage in short sales "against the box" where the series owns or has the right to obtain, at no additional cost, the securities that are sold short;

     o The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box."

For this series, the SAI is amended to reflect an investment limitation of up to 15% of net asset value in short sales.

                         -----------------------------

For all the series, effective immediately, Appendix A to the Prospectus, which identifies the Investment Techniques and Practices used by each series, is hereby amended and restated as follows:

     o The introductory paragraph is revised to state: In pursuing its investment objective, the series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective [For the money market series only: and the rules governing money market funds]. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are described together with their risks in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks in the SAI.

     o A check mark is added to permit short sales (except for the money market series).

     o    All "*" and "**" notations and corresponding footnotes are deleted.

     o The rows for "Speculative Bonds", "Short Sales Against the Box" and "Warrants" are deleted.


                 The date of this Supplement is January 1, 2002